UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2015

Rouse Properties, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-35278 (Commission File Number)	90-0750824 (IRS Employer Identification No.)

1114 Avenue of the Americas, Suite 2800 New York, New York (Address of principal executive offices)	10036 (Zip Code)

Registrant's telephone number, including area code: (212) 608-5108

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CAR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CAR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CAR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 29, 2015, Rouse Properties, L.P., the operating partnership (the “Operating Partnership”) of Rouse Properties, Inc. (the “Company”), amended its secured credit agreement, dated as of November 22, 2013 (the “Secured Credit Agreement”), as subsequently amended, among the Operating Partnership, KeyBank National Association, as Administration Agent, and the other agents and lenders named therein, to, among other matters, (i) increase aggregate commitments under the Secured Credit Agreement to $595.0 million, (ii) increase borrowings on a revolving basis from up to $285.0 million to up to $310.0 million, (iii) increase the senior secured term loan from $260.0 million to $285.0 million and (iv) admit The Huntington National Bank as a lender under the Secured Credit Agreement.  On July 6, 2015, the parties further amended the Secured Credit Agreement to, among other matters, revise the definition of “Change of Control”.

The Operating Partnership incurred customary fees in connection with the amendments of the Secured Credit Agreement and related transactions.

Copies of the amendments are attached as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.  The foregoing description of the amendments is qualified in its entirety by reference to Exhibits 10.1 and 10.2.

Reference is made to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 for additional information regarding the terms of the Secured Credit Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The terms of the direct financial obligations are summarized in Item 1.01 of this Form 8-K and are incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Amendment Regarding Increase, dated as of June 29, 2015, among Rouse Properties, L.P., KeyBank National Association, as Administrative Agent, and the other agents and lenders named therein

10.2
Second Amendment to Secured Credit Agreement, dated as of July 6, 2015, among Rouse Properties, L.P., KeyBank National Association, as Administrative Agent, and the other agents and lenders named therein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2015	ROUSE PROPERTIES, INC.

	By:	/s/ Susan Elman
Name: Susan Elman
Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment Regarding Increase, dated as of June 29, 2015, among Rouse Properties, L.P., KeyBank National Association, as Administrative Agent, and the other agents and lenders named therein

10.2
Second Amendment to Secured Credit Agreement, dated as of July 6, 2015, among Rouse Properties, L.P., KeyBank National Association, as Administrative Agent, and the other agents and lenders named therein